UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 6, 2006

SRKP 6, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51475	20-2903491
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1900 Avenue of the Stars, Suite 310
	Los Angeles, California	90067
	(Address of Principal Executive Offices)	(Zip Code)

(310) 203-2902
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 6, 2006, SRKP 6, Inc., a Delaware corporation (the “Registrant”), Vicor Acquition Corp., a Delaware corporation (“MergerCo”) and Vicor Technologies Inc., a Delaware corporation (“Vicor”) entered into an Amendment to Agreement and Plan of Merger (the “Amendment”), amending the closing date of that certain Agreement and Plan of Merger (the “Agreement”) by and among the Registrant, MergerCo and Vicor, dated July 28, 2006. Pursuant to the Amendment, the parties agreed to extend the closing date of the Agreement from December 31, 2006 to March 31, 2007. All other terms and conditions of the Agreement remain unchanged.

A copy of the Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  A copy of the Agreement may be found as an exhibit to the Registrant's Form 8-K, filed with the Securities and Exchange Commission on August 2, 2006 (File No.: 000-51475).

Additional Information

The transactions contemplated by the Agreement will be submitted to Vicor's stockholders for their consideration. The Registrant filed a registration statement on form S-4, which contains the prospectus of the Registrant and the Proxy Statement of Vicor, and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS ARE NOT BEING ASKED TO TAKE ANY ACTION AT THIS TIME BUT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a free copy of the form S-4 registration statement, including the exhibits filed therewith, as well as other filings containing information about the Registrant and Vicor, when they become available, at the SEC's Website (http://www.sec.gov). In addition, copies of the form S-4 registration statement, including the exhibits filed therewith, as well as other documents filed with the SEC by the Registrant can be obtained when they become available, without charge, by directing a request to SRKP 6, Inc., 1900 Avenue of the Stars, Suite 310, Los Angeles, California 90067; (310) 203-2902. Copies of the form S-4 registration statement, including the exhibits filed therewith, as well as other documents filed with the SEC by Vicor, can be obtained when they become available, without charge, by directing a request to Vicor Technologies, Inc., 2300 Corporate Blvd., N.W., Suite 123, Boca Raton, Florida 33432; (561) 995-7313.

The Registrant and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Vicor in connection with the merger. Information about the directors and executive officers of the Registrant and their ownership of Registrant common stock is set forth in Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the SEC on March 15, 2006. Additional information about the Registrant's directors and officers may be obtained by reading the joint proxy statement/prospectus as filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma Financial Information.

None.

(c)	Shell company transactions.

None.

(d)	Exhibits.

2.1 Amendment to Agreement and Plan of Merger, dated as of December 6, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKRP 6, Inc.

Date: December 11, 2006	By:	/s/ Richard A. Rappaport
Richard A. Rappaport, President

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Amendment to Agreement and Plan of Merger, dated as of December 6, 2006.